Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Defiance Israel Bond ETF (CHAI)
(the “Fund”)

January 26, 2024

Supplement to the Statement of Additional Information (“SAI”),
dated December 11, 2023

Effective as of the date of this supplement, the following is added as the fourth paragraph within the disclosure on page 16 of the Statement of Additional Information under the heading “Investment Adviser and Sub-Adviser” and sub-heading, “Investment Adviser”:
The Adviser expects to donate a portion, up to 100%, of the net revenue it receives from its management of the Fund to Magen David Adom, the national emergency medical, disaster, ambulance, and blood bank service of Israel. Net revenue is defined as the management fee revenue collected by the Adviser for management of the Fund less all expenses of the Fund that the Adviser is contractually obligated to pay pursuant to the Advisory Agreement. The Adviser anticipates donating a minimum total annual amount. If the annual amount of net revenue the Adviser receives from its management of the Fund falls short of the minimum donation amount, the Adviser will meet the minimum donation amount through other revenues it receives, which are not tied to its management of the Fund. The Adviser has sole discretion to increase, decrease or terminate the contribution at any time. The Adviser has sole discretion to determine which organization(s) will receive a donation. The Adviser may receive a tax benefit for these donations.

Please retain this Supplement with your SAI for future reference.